REAL SILK INVESTMENTS, INC.
                         445 North Pennsylvania Street
                                   Suite 500
                           Indianapolis, IN   46204


                                 PRESS RELEASE




For More Information, Call:

Daniel R. Efroymson                     For Immediate Release
(317) 632-7359                          June  17, 1997


     Real Silk Investments, Inc., an investment company registered with the Securities and Exchange Commission ("Commission"), has announced that, effective July 1, 1997, Registrar and Transfer Company will be the registrar, transfer agent, and dividend disbursing agent for Real Silk Investments, Inc. common stock.

     The corporate office of Registrar and Transfer Company is 10 Commerce Drive; Cranford, New Jersey 07016-3572 and the toll-free telephone number is 1-800-368-5948.